Investments	12 Months Ended
Dec. 31, 2018
Disclosure Of Significant Investments In Associates [Abstract]
Investments
17.	Investments

Equity investments

In 2018 the Group held minor equity interests worth $566,000 (2017: $278,000). Equity investments are carried at fair value.

Investments in associates

The table below illustrates the summarized financial information of the Group’s investment in Farfetch Finance Limited (“the associate”). The Group holds 25% of issued capital of the associate. The principal activity of the associate is the provision of trade finance and it is incorporated in England & Wales. The associate is accounted for using the equity method.

Share of associates net assets
At December 31, 2016	23
Share of profit after tax	35
At December 31, 2017	58
Share of profit after tax	28
At December 31, 2018	86